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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Magma Design Automation, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                    Delaware                             77-0454924
    (State of Incorporation or Organization)  (IRS Employer Identification No.)


                   2 Results Way, Cupertino, California 95014
               (Address of Principal Executive Offices) (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:

          Title Of Each Class                 Name Of Each Exchange On Which
         To Be So Registered                   Each Class Is To Be Registered
--------------------------------------      ------------------------------------

                 None                                      None

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities Act registration statement file number to which this form relates: 333-60838.

        Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.0001 par value per share
                    ----------------------------------------
                                (Title of class)

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Item 1.        Description of Registrant's Securities to be Registered.
               -------------------------------------------------------

     In response to this item, incorporated by reference is the description of the Common Stock, $.0001 par value per share (the "Common Stock"), of Magma Design Automation, Inc. (the "Registrant") contained under the caption "Description of Capital Stock" in the Prospectus (Subject to Completion) dated October 2, 2001 that forms a part of the Registrant's Registration Statement on Form S-1 (File No. 333-60838) (the "Registration Statement"), together with the description contained under such caption included in the form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which prospectus is incorporated by reference herein.

Item 2.        Exhibits.
               --------

     The following exhibits are filed as a part of this Registration Statement:

     1(a) Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.3 to the Registration Statement).

     1(b) Form of Restated Certificate of Incorporation, to be effective upon closing of the offering to which the Registration Statement relates (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

     2(a) Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.5 to the Registration Statement).

     2(b) Amendment to Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.6 of the Registration Statement).

     2(c) Amended and Restated Bylaws of the Registrant, to be effective upon the closing of the offering to which the Registration Statement relates (incorporated herein by reference to Exhibit
               3.2 to the Registration Statement).

     3 Form of stock certificate for Common Stock of Registrant (incorporated herein by reference to Exhibit 4.1 to the Registration Statement).

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

     Dated: October 2, 2001.

                                           MAGMA DESIGN AUTOMATION, INC.



                                           By           /s/ Rajeev Madhavan
                                             -----------------------------------
                                                         Rajeev Madhavan
                                                        Chief Executive Officer

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                                INDEX TO EXHIBITS


 Exhibit
 Number                                      Exhibit
--------        ----------------------------------------------------------------

   1(a) Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.3 to the Registration Statement).

   1(b) Form of Restated Certificate of Incorporation, to be effective upon closing of the offering to which the Registration Statement relates (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

   2(a) Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.5 to the Registration Statement).

   2(b) Amendment to Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.6 to the Registration Statement).

   2(c) Amended and Restated Bylaws of the Registrant, to be effective upon the closing of the offering to which the Registration Statement relates (incorporated herein by reference to Exhibit
                3.2 to the Registration Statement).

   3 Form of stock certificate for Common Stock of Registrant (incorporated herein by reference to Exhibit 4.1 to the Registration Statement).